Risk Report - Risk and Capital Performance	12 Months Ended
Dec. 31, 2017
Risk and Capital Performance [Abstract]
Risk and Capital Performance [text block]

Risk and Capital Performance

Capital and Leverage Ratio [text block]

Capital and Leverage Ratio

Regulatory Capital

The calculation of our regulatory capital incorporates the capital requirements following the “Regulation (EU) No 575/2013 on prudential requirements for credit institutions and investment firms” (Capital Requirements Regulation or “CRR”) and the “Directive 2013/36/EU on access to the activity of credit institutions and the prudential supervision of credit institutions and investment firms” (Capital Requirements Directive 4 or “CRD 4”) as implemented into German law. The information in this section as well as in the section “Development of risk-weighted Assets” is based on the regulatory principles of consolidation.

This section refers to the capital adequacy of the group of institutions consolidated for banking regulatory purposes pursuant to the CRR and the German Banking Act (“Kreditwesengesetz” or “KWG”). Therein not included are insurance companies or companies outside the finance sector.

The total regulatory capital pursuant to the effective regulations as of year-end 2017 comprises Tier 1 and Tier 2 (T2) capital. Tier 1 capital is subdivided into Common Equity Tier 1 (CET 1) capital and Additional Tier 1 (AT1) capital.

Common Equity Tier 1 (CET 1) capital consists primarily of common share capital (reduced by own holdings) including related share premium accounts, retained earnings (including losses for the financial year, if any) and accumulated other comprehensive income, subject to regulatory adjustments (i.e. prudential filters and deductions). Prudential filters for CET 1 capital, according to Articles 32 to 35 CRR, include (i) securitization gain on sale, (ii) cash flow hedges and changes in the value of own liabilities, and (iii) additional value adjustments. CET 1 capital deductions comprise (i) intangible assets, (ii) deferred tax assets that rely on future profitability, (iii) negative amounts resulting from the calculation of expected loss amounts, (iv) net defined benefit pension fund assets, (v) reciprocal cross holdings in the capital of financial sector entities and, (vi) significant and non-significant investments in the capital (CET 1, AT1, T2) of financial sector entities above certain thresholds. All items not deducted (i.e., amounts below the threshold) are subject to risk-weighting.

Additional Tier 1 (AT1) capital consists of AT1 capital instruments and related share premium accounts as well as noncontrolling interests qualifying for inclusion in consolidated AT1 capital, and during the transitional period grandfathered instruments eligible under earlier frameworks. To qualify as AT1 capital under CRR/CRD 4, instruments must have principal loss absorption through a conversion to common shares or a write-down mechanism allocating losses at a trigger point and must also meet further requirements (perpetual with no incentive to redeem; institution must have full dividend/coupon discretion at all times, etc.).

Tier 2 (T2) capital comprises eligible capital instruments, the related share premium accounts and subordinated long-term debt, certain loan loss provisions and noncontrolling interests that qualify for inclusion in consolidated T2 capital. To qualify as T2 capital, capital instruments or subordinated debt must have an original maturity of at least five years. Moreover, eligible capital instruments may inter alia not contain an incentive to redeem, a right of investors to accelerate repayment, or a credit sensitive dividend feature.

Capital instruments that no longer qualify as AT1 or T2 capital under the CRR/CRD 4 fully loaded rules are subject to grandfathering rules during transitional period and are phased out from 2013 to 2022 with their recognition capped at 50 % in 2017 and the cap decreasing by 10 % every year.

Capital Instruments

Our Management Board received approval from the 2016 Annual General Meeting to buy back up to 137.9 million shares before the end of April 2021. Thereof 69.0 million shares can be purchased by using derivatives. These authorizations substitute the authorizations of the previous year. We have received approval from the ECB for share buybacks for 2016 and 2017 according to CRR/CRD 4 rules. During the period from the 2016 Annual General Meeting until the 2017 Annual General Meeting (May 18, 2017), 14.8 million shares have been purchased, of which 0.2 million shares through exercise of call options. The shares purchased were used for equity compensation purposes in the same period or were to be used in the upcoming period so that the number of shares held in Treasury from buybacks was 1.2 million as of the 2017 Annual General Meeting. In Q2 2017 we purchased under the 2016 AGM authorization 27.5 million call options on Deutsche Bank shares to hedge the risk of a rising share price for upcoming equity compensation liabilities. All options had a maturity of more than 18 months.

The 2017 Annual General Meeting granted our Management Board the approval to buy back up to 206.7 million shares before the end of April 2022. Thereof 103.3 million shares can be purchased by using derivatives, this includes 41.3 million derivatives with a maturity exceeding 18 months. These authorizations substitute the authorizations of the previous year. During the period from the 2017 Annual General Meeting until December 31, 2017, 14.1 million shares were purchased. The shares purchased were used for equity compensation purposes in the same period or were to be used in the upcoming period so that the number of shares held in Treasury from buybacks was 0.2 million as of December 31, 2017.

On March 5, 2017, Deutsche Bank announced a capital increase of up to 687.5 million new shares with subscription rights to existing shareholders and with the same dividend rights as all other outstanding shares. Deutsche Bank completed the capital increase on April 7, 2017. With the capital increase, the number of common shares of Deutsche Bank AG increased by 687.5 million, from 1,379.3 million to 2,066.8 million in early April 2017. The gross proceeds amounted to € 8.0 billion and the net proceeds amounted to € 7.9 billion. The recognition of the gross proceeds was formally approved by the ECB on July 26, 2017.

Since the 2017 Annual General Meeting, and as of December 31, 2017, authorized capital available to the Management Board is € 2,560 million (1,000 million shares). As of December 31, 2017, the conditional capital against cash stands at € 512 million (200 million shares). Additional conditional capital for equity compensation amounts to € 51.2 million (20 million shares).

Our legacy Hybrid Tier 1 capital instruments (substantially all noncumulative trust preferred securities) are not recognized under fully loaded CRR/CRD 4 rules as Additional Tier 1 capital, mainly because they have no write-down or equity conversion feature. However, they are to a large extent recognized as Additional Tier 1 capital under CRR/CRD 4 transitional provisions and can still be partially recognized as Tier 2 capital under the fully loaded CRR/CRD 4 rules. During the transitional phase-out period the maximum recognizable amount of Additional Tier 1 instruments from Basel 2.5 compliant issuances as of December 31, 2012 will be reduced at the beginning of each financial year by 10 % or € 1.3 billion, through 2022. For December 31, 2017, this resulted in eligible Additional Tier 1 instruments of € 8.6 billion (i.e. € 4.6 billion newly issued AT1 Notes plus € 3.9 billion of legacy Hybrid Tier 1 instruments recognizable during the transition period). In 2017, the Bank has called one legacy Hybrid Tier 1 instrument with a notional of € 0.5 billion and an eligible equivalent amount of € 0.5 billion and another legacy Hybrid Tier 1 instrument with a notional of U.S. $ 0.3 billion and an eligible equivalent amount of € 0.0 billion. The bank has also called one legacy Hybrid Tier 1 instrument with a notional of U.S. $ 2.0 billion and an eligible equivalent amount of € 1.6 billion effective as of February 20, 2018. € 3.9 billion of the legacy Hybrid Tier 1 instruments can still be recognized as Tier 2 capital under the fully loaded CRR/CRD 4 rules. Additional Tier 1 instruments recognized under fully loaded CRR/CRD 4 rules amounted to € 4.6 billion as of December 31, 2017.

On December 1, 2017, we issued fixed rate subordinated Tier 2 notes with an aggregate amount of U.S. $ 1.0 billion. The notes have a denomination of U.S. $ 200,000 and integral multiples of U.S. $ 1,000 in excess thereof and are due December 1, 2032. They were issued in accordance with the registration requirements of the US Securities Act of 1933.

The total of our Tier 2 capital instruments as of December 31, 2017 recognized during the transition period under CRR/CRD 4 was € 6.4 billion. As of December 31, 2017, there were no legacy Hybrid Tier 1 instruments that are counted as Tier 2 capital under transitional rules. The gross notional value of the Tier 2 capital instruments was € 8.3 billion. No Tier 2 capital instrument had been called in 2017. Tier 2 instruments recognized under fully loaded CRR/CRD 4 rules amounted to € 10.3 billion as of December 31, 2017 (including the € 3.9 billion legacy Hybrid Tier 1 capital instruments only recognizable as Additional Tier 1 capital during the transitional period).

Minimum capital requirements and additional capital buffers

Failure to meet minimum capital requirements can result in supervisory measures such as restrictions of profit distributions or limitations on certain businesses such as lending. We complied with the regulatory capital adequacy requirements in 2017.

Reconciliation of shareholders’ equity to regulatory capital

	CRR/CRD 4
in € m.	Dec 31, 2017	Dec 31, 2016
Total shareholders’ equity per accounting balance sheet	63,174	59,833
Deconsolidation/Consolidation of entities	(58)	(123)
Thereof:
Additional paid-in capital	(6)	(6)
Retained earnings	(228)	(276)
Accumulated other comprehensive income (loss), net of tax	176	159
Total shareholders' equity per regulatory balance sheet	63,116	59,710
Noncontrolling interest based on transitional rules	33	79
Accrual for dividend and AT1 coupons[1]	0	(621)
Reversal of deconsolidation/consolidation of the position Accumulated other comprehensive income (loss), net of tax, during transitional period	(35)	(63)
Common Equity Tier 1 (CET 1) capital before regulatory adjustments	63,114	59,104
Additional value adjustments	(1,204)	(1,398)
Other prudential filters (other than additional value adjustments)	(74)	(428)
Regulatory adjustments relating to unrealized gains and losses pursuant to Art. 467 and 468 CRR	(144)	(380)
Goodwill and other intangible assets (net of related tax liabilities)	(6,715)	(5,062)
Deferred tax assets that rely on future profitability	(2,403)	(2,666)
Defined benefit pension fund assets	(900)	(567)
Direct, indirect and synthetic holdings by the institution of the CET 1 instruments of financial sector entities where the institution has a significant investment in those entities	0	0
Other regulatory adjustments	(866)	(820)
Common Equity Tier 1 capital	50,808	47,782

1 As we do not include an interim profit in our CET 1 capital as a consequence of the negative net income in the financial year 2017, neither AT1 coupon nor shareholder dividends are accrued in CET 1 capital in accordance with Art 26 (2) CRR.

Disclosure of credit risk exposure [text block]

Credit Risk Exposure

Our largest concentration of credit risk within loans from a regional perspective is in our home market Germany, with a significant share in households, which includes the majority of our mortgage lending business.

Within OTC derivatives, tradable assets as well as repo and repo-style transactions, our largest concentrations from a regional perspective were in Europe and North America. From the industry classification perspective, exposures from OTC derivative as well as repo and repo-style transactions have a significant share in highly rated Financial Intermediation companies. For tradable assets, a large proportion of exposure is also with Public Sector companies.

Main credit exposure categories by geographical region

	Dec 31, 2017
in € m.	Loans [1]	Irrevocable lending commit- ments [2]	Contingent liabilities	OTC derivatives [3]	Traded Loans	Traded Bonds	Debt securities [4]	Repo and repo-style transactions [5]	Total
Europe	299,937	65,739	27,574	18,353	3,149	33,120	35,304	26,648	509,825
thereof:
Germany	199,867	27,483	10,739	1,661	146	4,912	12,414	3,421	260,644
United Kingdom	6,895	5,748	1,514	5,849	190	9,668	864	10,123	40,851
France	2,651	8,265	1,266	1,231	242	3,096	3,597	3,442	23,788
Luxembourg	15,983	2,858	484	1,102	247	1,017	6,142	711	28,544
Italy	21,836	1,642	3,657	1,750	497	4,167	642	820	35,012
Netherlands	8,304	6,498	1,627	2,292	493	2,022	2,793	82	24,112
Spain	13,250	1,866	3,046	704	227	2,188	946	987	23,213
Ireland	4,415	1,843	481	972	272	1,022	655	2,673	12,333
Switzerland	6,922	2,324	2,488	313	65	644	163	416	13,336
Poland	7,871	807	234	26	36	296	1,820	0	11,089
Belgium	1,177	1,280	405	352	12	601	1,574	0	5,401
Other Europe	10,765	5,124	1,633	2,099	723	3,486	3,696	3,975	31,500
North America	64,086	85,358	10,031	10,015	5,129	31,636	10,986	56,776	274,017
thereof:
U.S.	53,795	80,776	9,489	8,036	4,750	29,972	10,623	44,659	242,101
Cayman Islands	2,312	1,951	52	700	103	1,041	17	9,162	15,336
Canada	838	1,564	110	1,092	87	272	346	1,688	5,996
Other North America	7,141	1,068	380	187	190	351	0	1,267	10,584
Asia/Pacific	34,469	4,447	8,967	2,254	1,735	20,319	1,025	19,909	93,126
thereof:
Japan	1,093	276	349	366	66	4,760	15	10,354	17,278
Australia	1,477	1,076	128	277	310	3,716	588	1,453	9,026
India	7,034	717	1,645	219	86	3,973	0	1,517	15,191
China	4,393	378	1,195	263	2	836	0	3,130	10,198
Singapore	4,946	419	794	177	75	927	0	220	7,559
Hong Kong	4,224	385	598	144	551	399	2	45	6,348
Other Asia/Pacific	11,300	1,197	4,259	808	644	5,707	419	3,190	27,526
Other geographical areas	7,130	2,708	1,639	808	862	2,190	936	1,466	17,739
Total	405,621	158,253	48,212	31,430	10,876	87,264	48,251	104,800	894,707

[1]Includes impaired loans amounting to € 6.2 billion as of December 31, 2017.

[2]Includes irrevocable lending commitments related to consumer credit exposure of € 10.1 billion as of December 31, 2017.

[3] Includes the effect of netting agreements and cash collateral received where applicable. Excludes derivatives qualifying for hedge accounting.

[4]Includes debt securities on financial assets available for sale and securities held to maturity.

[5] Before reflection of collateral and limited to securities purchased under resale agreements and securities borrowed.

	Dec 31, 2016 [6]
in € m.	Loans [1]	Irrevocable lending commit- ments [2]	Contingent liabilities	OTC derivatives [3]	Traded Loans	Traded Bonds	Debt securities [4]	Repo and repo-style transactions [5]	Total
Europe	303,329	65,926	28,747	25,944	4,157	23,924	41,438	24,418	517,881
thereof:
Germany	197,368	27,954	11,511	2,636	236	3,070	12,970	5,571	261,316
United Kingdom	7,942	7,331	1,422	7,925	519	4,224	1,929	9,327	40,620
France	2,703	5,854	1,373	1,436	216	2,255	4,866	1,830	20,534
Luxembourg	19,312	2,998	575	1,521	330	1,228	7,179	372	33,515
Italy	21,374	1,462	3,607	3,183	444	2,195	279	1,808	34,351
Netherlands	8,934	6,370	1,749	3,270	224	2,164	4,143	474	27,328
Spain	13,196	1,785	3,045	671	361	1,451	756	674	21,939
Ireland	5,113	1,742	465	1,525	305	1,251	746	1,216	12,364
Switzerland	7,350	2,285	2,044	243	162	1,134	186	230	13,635
Poland	7,402	702	208	65	6	281	1,542	0	10,205
Belgium	1,581	1,423	399	481	5	424	2,520	80	6,914
Other Europe	11,055	6,018	2,349	2,988	1,347	4,248	4,322	2,836	35,162
North America	69,921	92,699	12,013	12,162	6,471	36,332	11,444	61,771	302,814
thereof:
U.S.	56,567	87,503	11,336	9,307	6,181	30,961	10,843	47,528	260,225
Cayman Islands	2,993	1,045	86	725	37	1,215	24	11,679	17,804
Canada	2,247	2,288	163	1,723	112	628	249	95	7,505
Other North America	8,115	1,863	428	406	142	3,528	328	2,470	17,279
Asia/Pacific	31,644	5,782	9,958	4,753	1,606	18,525	1,425	17,515	91,208
thereof:
Japan	888	299	350	941	95	3,932	17	9,002	15,522
Australia	1,259	1,142	166	445	143	3,357	949	1,157	8,619
India	7,589	371	1,735	537	8	3,148	0	1,578	14,966
China	2,953	722	1,113	446	11	687	0	1,945	7,877
Singapore	3,885	434	807	142	419	1,528	1	280	7,497
Hong Kong	2,405	944	566	407	174	343	0	64	4,903
Other Asia/Pacific	12,664	1,869	5,221	1,834	757	5,531	458	3,490	31,824
Other geographical areas	8,561	1,655	1,624	1,334	960	2,513	414	1,204	18,266
Total	413,455	166,063	52,341	44,193	13,193	81,293	54,722	104,909	930,169

[1]Includes impaired loans amounting to € 7.4 billion as of December 31, 2016.

[2]Includes irrevocable lending commitments related to consumer credit exposure of € 10.3 billion as of December 31, 2016.

[3] Includes the effect of netting agreements and cash collateral received where applicable. Excludes derivatives qualifying for hedge accounting.

[4]Includes debt securities on financial assets available for sale and securities held to maturity.

[5] Before reflection of collateral and limited to securities purchased under resale agreements and securities borrowed.

[6]Comparatives have been restated to reflect the changes in the reported geographical areas.

Sovereign Credit Risk Exposure to Certain Eurozone Countries

The amounts below reflect a net “country of domicile view” of our sovereign exposure.

Sovereign credit risk exposure to certain Eurozone countries

	Dec 31, 2017				Dec 31, 2016
in € m.	Direct Sovereign exposure [1]	Net Notional of CDS referencing sovereign debt	Net sovereign exposure	Memo Item: Net fair value of CDS referencing sovereign debt [2]	Direct Sovereign exposure [1]	Net Notional of CDS referencing sovereign debt	Net sovereign exposure	Memo Item: Net fair value of CDS referencing sovereign debt [2]
Greece	55	(17)	38	0	89	(6)	83	2
Ireland	709	9	717	0	569	0	569	74
Italy	2,834	(1,818)	1,016	49	2,662	(2,223)	438	398
Portugal	(227)	3	(223)	0	61	17	79	(8)
Spain	1,669	(115)	1,554	35	1,322	(127)	1,195	279
Total	5,040	(1,938)	3,102	84	4,703	(2,339)	2,364	744

[1]Includes sovereign debt classified as financial assets/liabilities at fair value through profit or loss, available for sale and loans carried at amortized cost. Direct Sovereign exposure is net of guarantees received and collateral.

[2]The amounts reflect the net fair value in relation to credit default swaps referencing sovereign debt of the respective country representing the counterparty credit risk.

Asset Quality [text block]

Past Due Loans

Loans are considered to be past due if contractually agreed payments of principal and/or interest remain unpaid by the borrower, except if those loans are acquired through consolidation. The latter are considered to be past due if payments of principal and/or interest, which were expected at a certain payment date at the time of the initial consolidation of the loans, are unpaid by the borrower.

Non-impaired past due loans at amortized cost by past due status

in € m.	Dec 31, 2017	Dec 31, 2016
Loans less than 30 days past due	2,747	2,116
Loans 30 or more but less than 60 days past due	482	494
Loans 60 or more but less than 90 days past due	250	268
Loans 90 days or more past due	776	484
Total	4,255	3,363

Aggregated value of collateral – with the fair values of collateral capped at loan outstanding – held against our non-impaired past due loans

in € m.	Dec 31, 2017	Dec 31, 2016
Financial and other collateral	2,364	1,775
Guarantees received	148	148
Total	2,512	1,923

Impaired Loans

Credit Risk Management regularly assesses whether there is objective evidence that a loan or group of loans is impaired. A loan or group of loans is impaired and impairment losses are incurred if:

  there is objective evidence of impairment as a result of a loss event that occurred after the initial recognition of the asset and up to the balance sheet date (a “loss event”). When making our assessment we consider information on such events that is reasonably available up to the date the financial statements are authorized for issuance in line with the requirements of IAS 10;
  the loss event had an impact on the estimated future cash flows of the financial asset or the group of financial assets, and a reliable estimate of the loss amount can be made.

Credit Risk Management’s loss assessments are subject to regular review in collaboration with Group Finance. The results of this review are reported to and approved by Group Finance and Risk Senior Management.

For further details with regard to impaired loans please refer to Note 1 “Significant Accounting Policies and Critical Accounting Estimates”.

Impairment Loss and Allowance for Loan Losses

If there is evidence of impairment the impairment loss is generally calculated on the basis of discounted expected cash flows using the original effective interest rate of the loan. If the terms of a loan are renegotiated or otherwise modified because of financial difficulties of the borrower without qualifying for de-recognition of the loan, the impairment loss is measured using the original effective interest rate before modification of terms. We reduce the carrying amount of the impaired loan by the use of an allowance account and recognize the amount of the loss in the consolidated statement of income as a component of the provision for credit losses. We record increases to our allowance for loan losses as an increase of the provision for loan losses in our income statement. Charge-offs reduce our allowance while recoveries, if any, are credited to the allowance account. If we determine that we no longer require allowances which we have previously established, we decrease our allowance and record the amount as a reduction of the provision for loan losses in our income statement. When it is considered that there is no realistic prospect of recovery and all collateral has been realized or transferred to us, the loan and any associated allowance for loan losses is charged off (i.e., the loan and the related allowance for loan losses are removed from the balance sheet).

While we assess the impairment for our corporate credit exposures individually, we assess the impairment of our smaller-balance standardized homogeneous loans collectively.

Our collectively assessed allowance for non-impaired loans reflects allowances to cover for incurred losses that have neither been individually identified nor provided for as part of the impairment assessment of smaller-balance homogeneous loans.

For further details regarding our accounting policies regarding impairment loss and allowance for credit losses, please refer to Note 1 “Significant Accounting Policies and Critical Accounting Estimates”.

Impaired loans, allowance for loan losses and coverage ratios by business division

	Dec 31, 2017			Dec 31, 2016			2017 increase (decrease) from 2016
in € m.	Impaired loans	Loan loss allowance	Impaired loan coverage ratio	Impaired loans	Loan loss allowance	Impaired loan coverage ratio	Impaired loans	Impaired loan coverage ratio in ppt
Corporate & Investment Bank	2,517	1,565	62%	3,007	1,893	63%	(490)	(0)
Private & Commercial Bank	3,717	2,355	63%	3,646	2,217	61%	71	0
Deutsche Asset Management	0	0	N/M	0	1	N/M [1]	0	N/M
Non-Core Operations Unit[2]	0	0	N/M	794	462	58%	(794)	N/M
thereof: assets reclassi- fied to loans and receiva- bles according to IAS 39	0	0	N/M	92	69	75%	(92)	N/M
Consolidation & Adjustments	1	1	N/M [1]	0	4	N/M [1]	0	N/M
Total	6,234	3,921	63%	7,447	4,546	61%	(1,213)	0

N/M – not meaningful.

[1]Allowance in Consolidation & Adjustments and Other and Deutsche Asset Management fully consists of collectively assessed allowance for non-impaired loans.

[2]From 2017 onwards, Non-Core Operations Unit (NCOU) ceased to exist as a standalone division. The remaining impaired assets and the corresponding loan loss allowance as of December 31, 2016 are now managed by the corresponding core operating segments, predominantly Private & Commercial Bank.

[3]2016 Impaired loans and Loan loss allowance numbers have been restated to reflect restructuring of business areas.

Impaired loans, allowance for loan losses and coverage ratios by industry

	Dec 31, 2017
	Impaired Loans			Loan loss allowance
in € m.	Individually assessed	Collectively assessed	Total	Individually assessed allowance	Collectively assessed allowance for impaired loans	Collectively assessed allowance for non-impaired loans	Total	Impaired loan coverage ratio
Financial intermediation	121	8	129	1	3	40	44	34%
Fund management activities	8	8	16	1	0	3	4	24%
Manufacturing	520	165	685	439	146	51	635	93%
Wholesale and retail trade	333	188	521	211	156	27	394	76%
Households	155	2,233	2,388	153	1,290	83	1,526	64%
Commercial real estate activities	345	30	376	115	11	42	168	45%
Public sector	74	0	74	6	0	12	17	24%
Other[1]	1,792	254	2,046	840	139	153	1,132	55%
Total	3,348	2,886	6,234	1,766	1,745	410	3,921	63%

[1] Thereof: ‘Transportation, storage and communication’ - Total Impaired Loans € 808 million/Total Loan loss allowance € 469 million. ‘Real estate; renting and business activities’ - € 482 million/ € 234 million, ‘Construction’ - € 378 million/ € 144 million, ‘Mining and quarrying’ - € 169 million/ € 116 million.

	Dec 31, 2016
	Impaired Loans			Loan loss allowance
in € m.	Individually assessed	Collectively assessed	Total	Individually assessed allowance	Collectively assessed allowance for impaired loans	Collectively assessed allowance for non-impaired loans	Total	Impaired loan coverage ratio
Financial intermediation	122	11	133	27	3	47	77	58%
Fund management activities	14	7	21	1	0	4	5	26%
Manufacturing	524	229	754	476	149	82	707	94%
Wholesale and retail trade	472	234	707	223	161	29	413	58%
Households	193	2,467	2,661	220	1,466	67	1,754	66%
Commercial real estate activities	385	37	422	168	25	39	233	55%
Public sector	19	0	19	4	0	3	7	35%
Other[2]	2,397	334	2,731	953	168	230	1,351	49%
Total	4,126	3,321	7,447	2,071	1,972	503	4,546	61%

[1] Thereof: ‘Transportation, storage and communication’ - Total Impaired Loans € 1.1 billion/Total Loan loss allowance € 650 million, ‘Real estate; renting and business activities’ - € 489 million/ € 230 million, ‘Construction’: € 309 million/ € 170 million, ‘Mining and quarrying’ - € 232 million/ € 103 million.

Impaired loans, allowance for loan losses and coverage ratios by region

	Dec 31, 2017
	Impaired Loans			Loan loss allowance
in € m.	Individually assessed	Collectively assessed	Total	Individually assessed allowance	Collectively assessed allowance for impaired loans	Collectively assessed allowance for non-impaired loans	Total	Impaired loan coverage ratio
Germany	953	1,312	2,266	600	823	104	1,527	67%
Western Europe (excluding Germany)	1,471	1,422	2,892	815	822	113	1,749	60%
Eastern Europe	45	123	168	45	92	11	147	88%
North America	497	1	498	67	0	102	170	34%
Central and South America	70	0	70	14	0	21	35	50%
Asia/Pacific	264	28	292	223	8	41	272	93%
Africa	48	0	49	1	0	9	10	20%
Other	0	0	0	0	0	11	11	0%
Total	3,348	2,886	6,234	1,766	1,745	410	3,921	63%

N/M - Not meaningful

	Dec 31, 2016
	Impaired Loans			Loan loss allowance
in € m.	Individually assessed	Collectively assessed	Total	Individually assessed allowance	Collectively assessed allowance for impaired loans	Collectively assessed allowance for non-impaired loans	Total	Impaired loan coverage ratio
Germany	1,154	1,486	2,639	563	804	122	1,489	56%
Western Europe (excluding Germany)	2,021	1,688	3,709	1,008	1,057	130	2,195	59%
Eastern Europe	46	132	179	39	106	10	154	86%
North America	495	1	496	148	0	128	277	56%
Central and South America	4	0	5	3	0	14	16	363% [1]
Asia/Pacific	341	14	355	286	5	76	367	103% [1]
Africa	63	1	64	24	0	8	32	50%
Other	2	0	2	0	0	17	17	908% [1]
Total	4,126	3,321	7,447	2,071	1,972	503	4,546	61%

[1] Impaired Loans in Central & South America, Asia Pacific and Other are more than fully covered by loan loss allowance due to the latter including collectively assessed allowance for non-impaired loans.

Collateral held against impaired loans, with fair values capped at transactional outstanding

in € m.	Dec 31, 2017	Dec 31, 2016
Financial and other collateral[1]	1,757	2,016
Guarantees received	309	343
Total collateral held for impaired loans	2,066	2,359

[1] Defaulted mortgage loans secured by residential real estate properties, where the loan agreement has been terminated/cancelled are generally subject to formal foreclosure proceedings.

Financial assets available for sale

The impairment concept is also applicable for available for sale debt instruments, which are otherwise carried at fair value with changes in fair value reported in other comprehensive income. If an available for sale debt instrument is considered impaired, the cumulative impairment loss reflects the difference between the amortized cost and the current fair value of the instrument. For a detailed discussion of our accounting procedures please refer to Note 1 “Significant Accounting policies and Critical Accounting Estimates”.

Non-impaired past due and impaired financial assets available for sale, accumulated impairments, coverage ratio and collateral held against impaired financial assets available for sale

in € m.	Dec 31, 2017	Dec 31, 2016
Financial assets non-impaired past due available for sale	1,538	1,661
thereof:
Less than 30 days past due	176	178
30 or more but less than 60 days past due	23	24
60 or more but less than 90 days past due	138	23
90 days or more past due	1,201	1,436
Impaired financial assets available for sale	157	229
Accumulated impairment for financial assets available for sale	113	131
Impaired financial assets available for sale coverage ratio in %	71%	57%
Collateral held against impaired financial assets available for sale	17	20
thereof:
Financial and other collateral	17	20
Guarantees received	0	0

Collateral Obtained

We obtain collateral on the balance sheet in rare cases by either taking possession of collateral held as security or by calling upon other credit enhancements. Collateral obtained is made available for sale in an orderly fashion or through public auctions, with the proceeds used to repay or reduce outstanding indebtedness. Generally we do not occupy obtained properties for our business use. The commercial and residential real estate collateral obtained in 2017 refers predominantly to our exposures in Spain.

Collateral obtained during the reporting periods

in € m.	2017	2016
Commercial real estate	9	9
Residential real estate[1]	63	55
Other	0	0
Total collateral obtained during the reporting period	72	64

[1] Carrying amount of foreclosed residential real estate properties amounted to € 67 million as of December 31, 2017 and € 78 million as of December 31, 2016.

The collateral obtained, as shown in the table above, excludes collateral recorded as a result of consolidating securitization trusts under IFRS 10. In 2017 as well as in 2016 the Group did not obtain any collateral related to these trusts.

Trading Market Risk Exposures

Trading Market Risk Exposures [text block]

Value-at-Risk Metrics of Trading Units of Deutsche Bank Group (excluding Postbank)

The tables and graph below present the value-at-risk metrics calculated with a 99 % confidence level and a one-day holding period for our trading units. They exclude contributions from Postbank trading book which are calculated on a stand-alone basis.

Value-at-Risk of our Trading Units by Risk Type

	Total		Diversification effect		Interest rate risk		Credit spread risk		Equity price risk		Foreign exchange risk [1]		Commodity price risk
in € m.	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Average	29.8	32.0	(28.1)	(35.0)	20.2	19.7	19.7	26.6	8.7	9.3	8.4	10.7	0.8	0.7
Maximum	38.4	59.4	(37.6)	(57.6)	26.0	29.5	25.1	32.5	12.5	52.4	16.5	16.7	3.0	3.3
Minimum	20.1	20.4	(21.4)	(25.6)	13.5	14.8	13.5	22.3	4.4	4.4	4.2	3.6	0.1	0.2
Period-end	29.1	30.1	(22.5)	(36.9)	21.4	19.9	14.4	24.3	10.1	10.0	4.9	12.6	0.7	0.2

[1] Includes value-at-risk from gold and other precious metal positions.

Regulatory Trading Market Risk Measures (excluding Postbank)

The table below presents the stressed value-at-risk metrics calculated with a 99 % confidence level and a one-day holding period for our trading units. It excludes contributions from Postbank’s trading book which are calculated on a stand-alone basis

Average, Maximum and Minimum Stressed Value-at-Risk by Risk Type

	Total		Diversification effect		Interest rate risk		Credit spread risk		Equity price risk		Foreign exchange risk [1]		Commodity price risk
in € m.	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Average	76.7	85.2	(88.4)	(78.2)	69.8	51.9	62.1	74.9	18.8	20.6	12.6	14.8	1.8	1.3
Maximum	125.0	143.7	(115.8)	(150.0)	92.0	82.5	73.2	99.3	66.8	144.5	28.0	30.4	6.1	3.9
Minimum	42.0	60.4	(73.0)	(53.4)	48.3	37.4	54.3	59.0	1.5	2.4	6.9	3.4	0.3	0.4
Period-end	85.6	75.8	(81.0)	(91.3)	67.8	51.9	64.3	63.0	19.9	29.6	12.6	22.1	1.9	0.5

[1]Includes value-at-risk from gold and other precious metal positions.

The average stressed value-at-risk was € 76.7 million over 2017, a decrease of € 8.5 million compared with the full year 2016. The reduction in the average was driven by a decrease in credit spread stressed value-at-risk due to a reduction in idiosyncratic risk as well as a small reduction coming from a model enhancement to the credit spread component. This has been partly offset by an increase in interest rate stressed value-at-risk due to a change in directional exposure on average over 2017.

For regulatory reporting purposes, the incremental risk charge for the respective reporting dates represents the higher of the spot value at the reporting dates, and their preceding 12-week average calculation.

Average, Maximum and Minimum Incremental Risk Charge of Trading Units (with a 99.9 % confidence level and one-year capital horizon)1,2,3,

	Total		Non-Core Operations Unit		Global Credit Trading		Core Rates		Fixed Income & Currencies APAC		Emerging Markets - Debt		Other
in € m.	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Average	802.1	840.2	0.0	52.0	544.6	393.0	107.1	200.4	168.1	188.6	37.2	116.8	(54.8)	(110.5)
Maximum	899.3	944.4	0.0	57.3	597.4	405.8	172.5	229.6	229.0	243.0	62.9	128.0	(20.4)	(65.6)
Minimum	754.8	693.0	0.0	44.5	503.7	368.0	48.7	173.7	92.4	119.6	(1.4)	111.6	(90.0)	(141.8)
Period-end	789.6	693.0	0.0	51.8	540.1	368.0	133.2	173.7	142.3	119.6	19.9	121.8	(45.9)	(141.8)

[1]Amounts show the bands within which the values fluctuated during the 12-weeks preceding December 31, 2017 and December 31, 2016, respectively.

[2]Business line breakdowns have been updated for 2017 reporting to better reflect the current business structure.

[3]All liquidity horizons are set to 12 months.

For regulatory reporting purposes, the comprehensive risk measure for the respective reporting dates represents the higher of the internal spot value at the reporting dates, their preceding 12-week average calculation, and the floor, where the floor is equal to 8 % of the equivalent capital charge under the standardized approach securitization framework.

Average, Maximum and Minimum Comprehensive Risk Measure of Trading Units (with a 99.9 % confidence level and one-year capital horizon)[1,2,3]

in € m.	2017	2016
Average	5.4	31.3
Maximum	6.3	39.8
Minimum	4.5	21.9
Period-end	4.4	17.9

[1]Regulatory Comprehensive Risk Measure calculated for the 12-week period ending December 29.

[2]Period end is based on the internal model spot value.

[3]All liquidity horizons are set to 12 months.

Disclosure of liquidity risk Exposure [text block]

Liquidity Risk Exposure

Funding Markets and Capital Markets Issuance

Credit markets in 2017 were affected by continued political uncertainties and the ongoing low interest rate environment. Our 5 year CDS traded within a range of 71 to 166 basis points, substantially lower compared to 2016.The peak was observed in the beginning of January, since then, the spread has declined significantly and as of year-end was trading at 73 basis points, at the low end of the range for the year. The spreads on our bonds exhibited similar behaviour. For example, our 1.5 % EUR benchmark maturing in January 2022 traded in a range of 43 to 150 basis points, closing at 49 basis points at year end 2017.

Our 2017 funding plan of up to € 25 billion, comprising debt issuance with an original maturity in excess of one year, was completed and we concluded 2017 having raised € 24.8 billion in term funding. This funding was broadly spread across the following funding sources: Senior unsecured plain-vanilla issuance, including benchmarks (€ 14.7 billion), Tier 2 benchmark issuance (€ 0.8 billion), covered bond issuance (€ 1.1 billion), and other unsecured structured issuance (€ 8.2 billion). The € 24.8 billion total is divided into Euro (€ 9.2 billion), US dollar (€ 13.2 billion), British Pound (€ 0.9 billion) and other currencies aggregated (€ 1.5 billion). In addition to direct issuance, we use long-term cross currency swaps to manage our funding needs outside of EUR. Our investor base for 2017 issuances comprised retail customers (29%), banks (6%), asset managers and pension funds (38%), insurance companies (8%) and other institutional investors (19%). The geographical distribution was split between Germany (21%), rest of Europe (28%), US (31%), Asia/Pacific (16%) and Other (3%). Of our total capital markets issuance outstanding as of December 31, 2017, approximately 93 % was issued on an unsecured basis.

The average spread of our issuance over 3-months-Euribor (all non-Euro funding spreads are rebased versus 3-months Euribor) was 71 basis points for the full year, substantially lower compared to 129 basis points average spread in 2016. The average tenor was 6.7 years. Our issuance activities were slightly higher in the first half of the year. We issued the following volumes over each quarter: Q1: € 8.5 billion, Q2: € 4.8 billion, Q3: € 6.0 billion and Q4: € 5.5 billion, respectively.

Funding Diversification

In 2017, total external funding increased by € 38.0 billion from € 976.8 billion at December 31, 2016 to € 1,014.8 billion at December 31, 2017. This is primarily driven by increased balances in Retail deposits by € 24.9 billion (8.5%), Transaction Banking by € 16.5 billion (8.3%), secured funding and shorts by € 11.8 billion (7.1%) and other customers by € 3.5 billion (6.6%). The total increase is slightly offset by reduction in unsecured wholesale funding by € 9.7 billion (17.6%) and Capital Markets and Equity volume by € 8.9 billion (4.2%).

The overall proportion of our most stable funding sources (comprising capital markets and equity, retail, and transaction banking) remained constant at 72%.

Stress Testing and Scenario Analysis

During 2017, our stressed Net Liquidity Position remained well above the risk appetite and finished 2017 with a surplus of € 33 billion.

Global All Currency Daily Stress Testing Results

	Dec 31, 2017			Dec 31, 2016
in € bn.	Funding Gap [1]	Gap Closure [2]	Net Liquidity Position [3]	Funding Gap [1]	Gap Closure [2]	Net Liquidity Position [3]
Systemic market risk	121	284	163	64	204	141
Emerging markets	28	228	200	10	190	180
1 notch downgrade (DB specific)	79	252	173	43	195	152
Severe downgrade (DB specific)	287	331	43	178	224	46
Combined[4]	318	351	33	206	242	36

[1]Funding gap caused by impaired rollover of liabilities and other projected outflows.

[2]Based on liquidity generation through Liquidity Reserves and other countermeasures.

[3] 2017 scenario shows the minimum net liquidity position over the stress period, whereas 2016 shows the net liquidity position at the end of the stress period.

[4]Combined impact of systemic market risk and severe downgrade.